Schedule 3(b):  Short term loans as of June 30, 2002.

 Company                                            Counterparty
--------------------------------------------------------------------------------------------------
Affival S.A.                                        Bayerische Landesbank Girozentrale
Degussa AG                                          Deutsche Bank AG
Degussa AG                                          Dresdner Bank Luxembourg S.A.
Degussa AG                                          FIDELIA Corp.
Degussa AG                                          NFK Finanzcontor
Degussa Australia Pty. Ltd.                         Citibank
Degussa Brasil Ltda.                                Bayerische Landesbank Girozentrale
Degussa Brasil Ltda.                                Banco Itau S.A.
Degussa Brasil Ltda.                                Westdeutsche Landesbank AG
Degussa Canada Inc.                                 Royal Bank of Canada
Degussa Canada Inc.                                 Royal Bank of Canada
Degussa Canada Inc.                                 Royal Bank of Canada
Degussa Canada Inc.                                 Royal Bank of Canada
Degussa Canada Inc.                                 Royal Bank of Canada
Degussa Canada Inc.                                 Royal Bank of Canada
Degussa Canada Inc.                                 Royal Bank of Canada
Degussa Canada Inc.                                 Royal Bank of Canada
Degussa Coatings & Colorants Pty. Ltd.              Citibank
Degussa Coatings & Colorants Pty. Ltd.              Citibank
Degussa Coatings & Colorants Pty. Ltd.              Citibank
Degussa Coatings & Colorants Pty. Ltd.              Citibank
Degussa Coatings & Colorants Pty. Ltd.              Citibank
Degussa Corporation                                 Dresdner Bank AG
Degussa Corporation                                 Norddeutsche Landesbank New York
Degussa Corporation                                 Norddeutsche Landesbank New York
Degussa Corporation                                 E.ON North America Inc.
Degussa Corporation                                 FIDELIA Corp.
Degussa Corporation                                 FIDELIA Corp.
Degussa Corporation                                 FIDELIA Corp.
Degussa France Groupe SAS                           Societe Generale
Degussa France Groupe SAS                           Societe Generale
Degussa Korea Ltd.                                  Citibank
Degussa Korea Ltd.                                  Deutsche Bank AG
Degussa Korea Ltd.                                  Deutsche Bank AG
Degussa Korea Ltd.                                  Deutsche Bank AG
Degussa Texturant Systems Japan KK                  Bank of America Branch Charlotte
Degussa Texturant Systems Japan KK                  Banque Scalbert Dupont
Degussa Texturant Systems Japan KK                  Sanwa Bank, Ltd.
Degussa Texturant Systems Malaysia Sdn Bhd          ABN Amro Bank N.V.
Degussa Texturant Systems Malaysia Sdn Bhd          Bank of America Branch Charlotte
Degussa Texturant Systems Poland                    Deutsche Bank Trust Company Americas
Degussa Texturant Systems Poland                    Deutsche Bank Trust Company Americas
Degussa UK Holdings Limited                         Inspec Share Holders
Deutschbau Immobilien Dienstleistungen GmbH (DID)   DKB Deutsche Kreditbank AG
E.ON Aktiengesellschaft                             Schweizerische Bankgesellschaf
E.ON Aktiengesellschaft                             VEBA Electronics (U.K.) PLC
E.ON Aktiengesellschaft                             VEBA Electronics (U.K.) PLC
E.ON Aktiengesellschaft                             Gesellschaft fur Energiebeteiligung mbH
E.ON Aktiengesellschaft                             VR Telecommunications Holding GmbH
E.ON Aktiengesellschaft                             E.ON Energie Vermogensanlage GbR
E.ON Aktiengesellschaft                             Raab Karcher Electronics Systems PLC
E.ON Aktiengesellschaft                             ERKA Vermogensverwaltungsgesellschaft mbH vorm. Reichs-Kredit-Gesellschaft
Goldschmidt Industrial Chemical Corp.               Mellon Bank N.A.
Goldschmidt Industrial Chemical Corp.               Mellon Bank N.A.
Komercni zona Rudna a.s.                            E.ON Aktiengesellschaft
Korea Carbon Black                                  Hana Bank
Korea Carbon Black                                  Korea Exchange Bank
Master Builders Technologies (Honkong) Ltd.         Deutsche Bank Capital Markets (Asia) Limited
MBT (Philippines) Inc.                              Deutsche Bank AG
MBT (Singapore) Pte. Ltd.                           Bayerische Landesbank Girozentrale
MBT (Singapore) Pte. Ltd.                           Bayerische Landesbank Girozentrale
MBT (Singapore) Pte. Ltd.                           Citibank
MBT (Singapore) Pte. Ltd.                           Citibank
MBT (Singapore) Pte. Ltd.                           Development Bank of Singapore (Dbs)
MBT (Singapore) Pte. Ltd.                           Development Bank of Singapore (Dbs)
MBT (Singapore) Pte. Ltd.                           Development Bank of Singapore (Dbs)
MBT (Singapore) Pte. Ltd.                           Development Bank of Singapore (Dbs)
MBT (Singapore) Pte. Ltd.                           Development Bank of Singapore (Dbs)
MBT (Taiwan) Co. Ltd.                               ABN Amro Bank N.V.
MBT (Vietnam) Ltd.                                  3rd parties
MBT Korea Co. Ltd.                                  Banque Paribas
MBT Korea Co. Ltd.                                  3rd parties
Powergen US Funding LLC                             Bank of America Branch Charlotte
Powergen US Funding LLC                             Bank of America Branch Charlotte
Powergen US Funding LLC                             Bank of America Branch Charlotte
Powergen US Funding LLC                             Bank of America Branch Charlotte
Powergen US Funding LLC                             Bank of America Branch Charlotte
Powergen US Funding LLC                             Bank of America Branch Charlotte
Powergen US Funding LLC                             Bank of America Branch Charlotte
Powergen US Funding LLC                             Bank of America Branch Charlotte
Powergen US Funding LLC                             Bank of America Branch Charlotte
Powergen US Funding LLC                             Bank of America Branch Charlotte
Powergen US Funding LLC                             Bank of America Branch Charlotte
Powergen US Funding LLC                             Bank of America Branch Charlotte
Powergen US Funding LLC                             Bank of America Branch Charlotte
Powergen US Funding LLC                             Bank of America Branch Charlotte
Powergen US Funding LLC                             Bank of America Branch Charlotte
Powergen US Funding LLC                             Banco do Brasil S.A.
Powergen US Funding LLC                             Goldman, Sachs and Co.
Powergen US Funding LLC                             Goldman, Sachs and Co.
Powergen US Funding LLC                             Goldman, Sachs and Co.
Powergen US Funding LLC                             Goldman, Sachs and Co.
Powergen US Funding LLC                             Goldman, Sachs and Co.
Powergen US Funding LLC                             Goldman, Sachs and Co.
Powergen US Funding LLC                             Goldman, Sachs and Co.
Powergen US Funding LLC                             Goldman, Sachs and Co.
Powergen US Funding LLC                             JP Morgan Securities Inc.
Powergen US Funding LLC                             JP Morgan Securities Inc.
Powergen US Funding LLC                             JP Morgan Securities Inc.
Powergen US Funding LLC                             JP Morgan Securities Inc.
Powergen US Funding LLC                             JP Morgan Securities Inc.
Powergen US Funding LLC                             JP Morgan Securities Inc.
Powergen US Funding LLC                             JP Morgan Securities Inc.
Powergen US Funding LLC                             JP Morgan Securities Inc.
Powergen US Funding LLC                             JP Morgan Securities Inc.
Powergen US Funding LLC                             JP Morgan Securities Inc.
Powergen US Funding LLC                             JP Morgan Securities Inc.
Powergen US Funding LLC                             JP Morgan Securities Inc.
Powergen US Funding LLC                             JP Morgan Securities Inc.
Powergen US Funding LLC                             JP Morgan Securities Inc.
Powergen US Funding LLC                             JP Morgan Securities Inc.
Powergen US Holdings Ltd.                           HSBC Investment Bank Plc.
Shanghai Master Builders Co.Ltd.                    Industrial and Commercial Bank
United Silica (Siam) Ltd.                           Hongkong and Shanghai Banking Corporation Limited
VIAG Telecom Beteiligungs GmbH                      Bayernwerk Aktiengesellschaft
Viterra AG                                          E.ON Aktiengesellschaft
Viterra AG                                          E.ON Aktiengesellschaft
Viterra AG                                          E.ON Aktiengesellschaft
Viterra AG                                          E.ON Aktiengesellschaft
Viterra AG                                          E.ON Aktiengesellschaft
Viterra AG                                          E.ON Aktiengesellschaft
Viterra Energy Services Inc.                        FIDELIA Corp.
Viterra Energy Services Inc.                        FIDELIA Corp.


                                                          Form of Transaction -
 Company                                            ISO   PUHCA Authorization                                  Amount [ISO]
------------------------------------------------------------------------------------------------------------------------------------
Affival S.A.                                        JPY   Short term loan - Rule 52                           -100,000,000.00
Degussa AG                                          USD   Short term loan - Rule 52                           -100,000,000.00
Degussa AG                                          EUR   Short term loan - Rule 52                           -250,000,000.00
Degussa AG                                          USD   Short term loan - HCAR No. 27539                     -95,000,000.00
Degussa AG                                          EUR   Short term loan - HCAR No. 27539                    -300,000,000.00
Degussa Australia Pty. Ltd.                         AUD   Short term loan - Rule 52                             -8,000,000.00
Degussa Brasil Ltda.                                BRL   Short term loan - Rule 52                             -5,000,000.00
Degussa Brasil Ltda.                                BRL   Short term loan - Rule 52                             -6,960,711.09
Degussa Brasil Ltda.                                BRL   Short term loan - Rule 52                            -20,000,000.00
Degussa Canada Inc.                                 CAD   Short term loan - Rule 52                            -18,000,000.00
Degussa Canada Inc.                                 CAD   Short term loan - Rule 52                            -19,000,000.00
Degussa Canada Inc.                                 CAD   Short term loan - Rule 52                            -38,000,000.00
Degussa Canada Inc.                                 CAD   Short term loan - Rule 52                            -13,000,000.00
Degussa Canada Inc.                                 CAD   Short term loan - Rule 52                            -13,000,000.00
Degussa Canada Inc.                                 CAD   Short term loan - Rule 52                            -18,000,000.00
Degussa Canada Inc.                                 CAD   Short term loan - Rule 52                            -19,000,000.00
Degussa Canada Inc.                                 CAD   Short term loan - Rule 52                            -38,000,000.00
Degussa Coatings & Colorants Pty. Ltd.              USD   Short term loan - Rule 52                               -900,000.00
Degussa Coatings & Colorants Pty. Ltd.              AUD   Short term loan - Rule 52                               -300,000.00
Degussa Coatings & Colorants Pty. Ltd.              AUD   Short term loan - Rule 52                               -900,000.00
Degussa Coatings & Colorants Pty. Ltd.              AUD   Short term loan - Rule 52                             -1,500,000.00
Degussa Coatings & Colorants Pty. Ltd.              AUD   Short term loan - Rule 52                            -13,000,000.00
Degussa Corporation                                 USD   Short term loan - Rule 52                            -10,000,000.00
Degussa Corporation                                 USD   Short term loan - Rule 52                            -10,000,000.00
Degussa Corporation                                 USD   Short term loan - Rule 52                            -18,300,000.00
Degussa Corporation                                 USD   Short term loan - HCAR No. 27539                     -44,650,000.00
Degussa Corporation                                 USD   Short term loan - HCAR No. 27539                    -125,000,000.00
Degussa Corporation                                 USD   Short term loan - HCAR No. 27539                     -35,000,000.00
Degussa Corporation                                 USD   Short term loan - HCAR No. 27539                     -65,000,000.00
Degussa France Groupe SAS                           EUR   Short term loan - Rule 52                             -3,963,674.45
Degussa France Groupe SAS                           EUR   Short term loan - Rule 52                             -3,658,776.41
Degussa Korea Ltd.                                  KRW   Short term loan - Rule 52                           -500,000,000.00
Degussa Korea Ltd.                                  KRW   Short term loan - Rule 52                         -1,000,000,000.00
Degussa Korea Ltd.                                  KRW   Short term loan - Rule 52                           -500,000,000.00
Degussa Korea Ltd.                                  KRW   Short term loan - Rule 52                           -500,000,000.00
Degussa Texturant Systems Japan KK                  JPY   Short term loan - Rule 52                           -300,000,000.00
Degussa Texturant Systems Japan KK                  JPY   Short term loan - Rule 52                           -200,000,000.00
Degussa Texturant Systems Japan KK                  JPY   Short term loan - Rule 52                           -100,000,000.00
Degussa Texturant Systems Malaysia Sdn Bhd          MYR   Short term loan - Rule 52                               -650,000.00
Degussa Texturant Systems Malaysia Sdn Bhd          MYR   Short term loan - Rule 52                             -1,000,000.00
Degussa Texturant Systems Poland                    PLN   Short term loan - Rule 52                             -6,000,000.00
Degussa Texturant Systems Poland                    PLN   Short term loan - Rule 52                             -1,944,000.00
Degussa UK Holdings Limited                         GBP   Short term loan - Rule 52                            -67,650,648.00
Deutschbau Immobilien Dienstleistungen GmbH (DID)   EUR   Short term loan - Rule 52                             -5,000,000.00
E.ON Aktiengesellschaft                             CHF   Short term loan - HCAR No. 27539                     -74,845,278.18
E.ON Aktiengesellschaft                             EUR   Short term loan - pre-registration transaction       -41,088,444.26
E.ON Aktiengesellschaft                             GBP   Short term loan - pre-registration transaction      -152,836,636.74
E.ON Aktiengesellschaft                             EUR   Short term loan - pre-registration transaction      -162,133,384.30
E.ON Aktiengesellschaft                             EUR   Short term loan - pre-registration transaction        -1,598,038.08
E.ON Aktiengesellschaft                             EUR   Short term loan - pre-registration transaction      -460,000,000.00
E.ON Aktiengesellschaft                             GBP   Short term loan - pre-registration transaction        -4,470,678.00
E.ON Aktiengesellschaft                             EUR   Short term loan - pre-registration transaction        -5,000,000.00
Goldschmidt Industrial Chemical Corp.               USD   Short term loan - Rule 52                               -750,000.00
Goldschmidt Industrial Chemical Corp.               USD   Short term loan - Rule 52                               -250,000.00
Komercni zona Rudna a.s.                            CZK   Short term loan - HCAR No. 27539                    -232,000,000.00
Korea Carbon Black                                  KRW   Short term loan - Rule 52                        -10,000,000,000.00
Korea Carbon Black                                  KRW   Short term loan - Rule 52                         -1,710,000,000.00
Master Builders Technologies (Honkong) Ltd.         HKD   Short term loan - Rule 52                             -5,000,000.00
MBT (Philippines) Inc.                              PHP   Short term loan - Rule 52                            -73,708,095.00
MBT (Singapore) Pte. Ltd.                           SGD   Short term loan - Rule 52                               -700,000.00
MBT (Singapore) Pte. Ltd.                           SGD   Short term loan - Rule 52                             -1,100,000.00
MBT (Singapore) Pte. Ltd.                           SGD   Short term loan - Rule 52                               -500,000.00
MBT (Singapore) Pte. Ltd.                           SGD   Short term loan - Rule 52                               -700,000.00
MBT (Singapore) Pte. Ltd.                           SGD   Short term loan - Rule 52                             -1,500,000.00
MBT (Singapore) Pte. Ltd.                           SGD   Short term loan - Rule 52                               -400,000.00
MBT (Singapore) Pte. Ltd.                           SGD   Short term loan - Rule 52                               -600,000.00
MBT (Singapore) Pte. Ltd.                           SGD   Short term loan - Rule 52                             -1,500,000.00
MBT (Singapore) Pte. Ltd.                           SGD   Short term loan - Rule 52                               -600,000.00
MBT (Taiwan) Co. Ltd.                               TWD   Short term loan - Rule 52                            -53,000,000.00
MBT (Vietnam) Ltd.                                  VND   Short term loan - Rule 52                        -34,000,000,000.00
MBT Korea Co. Ltd.                                  KRW   Short term loan - Rule 52                           -300,000,000.00
MBT Korea Co. Ltd.                                  KRW   Short term loan - Rule 52                           -200,000,000.00
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -49,808,833.33
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                      -9,961,150.00
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                      -9,970,191.67
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -19,928,466.67
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -49,900,083.33
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -49,813,611.11
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -24,948,763.89
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -29,938,516.67
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -49,788,208.33
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -19,931,555.56
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -24,908,333.33
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -24,948,763.89
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -24,954,791.67
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -24,906,805.56
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -49,900,541.67
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -24,899,791.67
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                      -1,494,889.58
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -49,808,833.33
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                      -9,461,335.00
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                      -4,985,944.44
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -34,937,875.00
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -49,955,208.33
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -13,543,666.51
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -64,972,826.39
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                        -995,973.61
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                      -1,991,736.67
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                      -4,987,777.78
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -19,932,166.67
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -24,941,229.17
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -19,952,983.33
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                      -9,966,388.89
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                      -9,979,505.56
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                      -2,985,883.33
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                      -4,980,444.44
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -29,944,975.00
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -31,960,240.00
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -10,557,374.72
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                     -34,931,020.83
Powergen US Funding LLC                             USD   Short term loan - HCAR No. 27539                      -9,846,470.42
Powergen US Holdings Ltd.                           USD   Short term loan - HCAR No. 27539                    -400,000,000.00
Shanghai Master Builders Co.Ltd.                    CNY   Short term loan - Rule 52                            -18,960,000.00
United Silica (Siam) Ltd.                           THB   Short term loan - Rule 52                            -45,000,000.00
VIAG Telecom Beteiligungs GmbH                      GBP   Short term loan - HCAR No. 27539                    -120,000,000.00
Viterra AG                                          EUR   Short term loan - HCAR No. 27539                     -50,000,000.00
Viterra AG                                          EUR   Short term loan - HCAR No. 27539                     -61,079,326.15
Viterra AG                                          EUR   Short term loan - HCAR No. 27539                     -80,182,705.62
Viterra AG                                          EUR   Short term loan - HCAR No. 27539                     -19,415,328.12
Viterra AG                                          EUR   Short term loan - HCAR No. 27539                    -150,000,000.00
Viterra AG                                          EUR   Short term loan - HCAR No. 27539                    -125,000,000.00
Viterra Energy Services Inc.                        USD   Short term loan - HCAR No. 27539                      -1,500,000.00
Viterra Energy Services Inc.                        USD   Short term loan - HCAR No. 27539                      -2,000,000.00


 Company                                                Amount [USD]    Contract No
-----------------------------------------------------------------------------------
Affival S.A.                                              -843,908.63    28/24399
Degussa AG                                            -100,000,000.00    28/23880
Degussa AG                                            -249,375,000.00    28/24086
Degussa AG                                             -95,000,000.00    28/23576
Degussa AG                                            -299,250,000.00    28/24100
Degussa Australia Pty. Ltd.                             -4,507,965.20    28/24345
Degussa Brasil Ltda.                                    -1,772,589.63    28/23636
Degussa Brasil Ltda.                                    -2,467,696.86    28/23841
Degussa Brasil Ltda.                                    -7,090,358.53    28/24357
Degussa Canada Inc.                                    -11,966,011.33    15646.00
Degussa Canada Inc.                                    -12,630,789.74    16011.00
Degussa Canada Inc.                                    -25,261,579.47    16377.00
Degussa Canada Inc.                                     -8,642,119.29    16742.00
Degussa Canada Inc.                                     -8,642,119.29   4142/4044
Degussa Canada Inc.                                    -11,966,011.33   4142/4059
Degussa Canada Inc.                                    -12,630,789.74   4142/4078
Degussa Canada Inc.                                    -25,261,579.47   4142/4079
Degussa Coatings & Colorants Pty. Ltd.                    -900,000.00   4142/4011
Degussa Coatings & Colorants Pty. Ltd.                    -169,048.70   4142/4026
Degussa Coatings & Colorants Pty. Ltd.                    -507,146.09   4142/4040
Degussa Coatings & Colorants Pty. Ltd.                    -845,243.48   4142/4076
Degussa Coatings & Colorants Pty. Ltd.                  -7,325,443.45   4142/4077
Degussa Corporation                                    -10,000,000.00   4142/4066
Degussa Corporation                                    -10,000,000.00   4142/4067
Degussa Corporation                                    -18,300,000.00   4142/4068
Degussa Corporation                                    -44,650,000.00   4142/4069
Degussa Corporation                                   -125,000,000.00   4142/4070
Degussa Corporation                                    -35,000,000.00   4142/4071
Degussa Corporation                                    -65,000,000.00   4142/4072
Degussa France Groupe SAS                               -3,953,765.26     4191/15
Degussa France Groupe SAS                               -3,649,629.47     4191/16
Degussa Korea Ltd.                                        -419,710.18    28/23630
Degussa Korea Ltd.                                        -839,420.36    28/22096
Degussa Korea Ltd.                                        -419,710.18    28/23632
Degussa Korea Ltd.                                        -419,710.18    28/23843
Degussa Texturant Systems Japan KK                      -2,531,725.89    8293/459
Degussa Texturant Systems Japan KK                      -1,687,817.26    8293/460
Degussa Texturant Systems Japan KK                        -843,908.63    8293/461
Degussa Texturant Systems Malaysia Sdn Bhd                -171,380.43    8293/457
Degussa Texturant Systems Malaysia Sdn Bhd                -263,662.20    8293/456
Degussa Texturant Systems Poland                        -1,474,210.55    8293/373
Degussa Texturant Systems Poland                          -477,644.22    8293/462
Degussa UK Holdings Limited                           -103,849,678.95    4776/996
Deutschbau Immobilien Dienstleistungen GmbH (DID)       -4,987,500.00     60025/7
E.ON Aktiengesellschaft                                -50,715,416.74    0/702003
E.ON Aktiengesellschaft                                -40,985,723.15    0/207389
E.ON Aktiengesellschaft                               -234,617,644.12    0/207400
E.ON Aktiengesellschaft                               -161,728,050.84    0/702320
E.ON Aktiengesellschaft                                 -1,594,042.98    0/207431
E.ON Aktiengesellschaft                               -458,850,000.00    0/701995
E.ON Aktiengesellschaft                                 -6,862,882.89    0/207377
E.ON Aktiengesellschaft                                 -4,987,500.00    0/207429
Goldschmidt Industrial Chemical Corp.                     -750,000.00    8150/332
Goldschmidt Industrial Chemical Corp.                     -250,000.00    8150/371
Komercni zona Rudna a.s.                                -7,907,199.23    274/4354
Korea Carbon Black                                      -8,394,203.58    28/24059
Korea Carbon Black                                      -1,435,408.81    28/24351
Master Builders Technologies (Honkong) Ltd.               -641,025.64     4005/78
MBT (Philippines) Inc.                                  -1,465,888.26     4005/67
MBT (Singapore) Pte. Ltd.                                 -397,048.79     4005/68
MBT (Singapore) Pte. Ltd.                                 -623,933.81     4005/69
MBT (Singapore) Pte. Ltd.                                 -283,606.28     4005/73
MBT (Singapore) Pte. Ltd.                                 -397,048.79     4005/75
MBT (Singapore) Pte. Ltd.                                 -850,818.83     4005/70
MBT (Singapore) Pte. Ltd.                                 -226,885.02     4005/71
MBT (Singapore) Pte. Ltd.                                 -340,327.53     4005/76
MBT (Singapore) Pte. Ltd.                                 -850,818.83     4005/77
MBT (Singapore) Pte. Ltd.                                 -340,327.53     4005/81
MBT (Taiwan) Co. Ltd.                                   -1,583,309.62    4005/103
MBT (Vietnam) Ltd.                                      -2,228,122.57     4005/32
MBT Korea Co. Ltd.                                        -251,826.11     4005/65
MBT Korea Co. Ltd.                                        -167,884.07     4005/64
Powergen US Funding LLC                                -49,808,833.33    5500/334
Powergen US Funding LLC                                 -9,961,150.00    5500/386
Powergen US Funding LLC                                 -9,970,191.67    5500/464
Powergen US Funding LLC                                -19,928,466.67    5500/487
Powergen US Funding LLC                                -49,900,083.33    5500/498
Powergen US Funding LLC                                -49,813,611.11    5500/512
Powergen US Funding LLC                                -24,948,763.89    5500/513
Powergen US Funding LLC                                -29,938,516.67    5500/514
Powergen US Funding LLC                                -49,788,208.33    5500/526
Powergen US Funding LLC                                -19,931,555.56    5500/550
Powergen US Funding LLC                                -24,908,333.33    5500/554
Powergen US Funding LLC                                -24,948,763.89    5500/563
Powergen US Funding LLC                                -24,954,791.67    5500/577
Powergen US Funding LLC                                -24,906,805.56    5500/578
Powergen US Funding LLC                                -49,900,541.67    5500/580
Powergen US Funding LLC                                -24,899,791.67    5500/775
Powergen US Funding LLC                                 -1,494,889.58    5500/411
Powergen US Funding LLC                                -49,808,833.33    5500/422
Powergen US Funding LLC                                 -9,461,335.00    5500/433
Powergen US Funding LLC                                 -4,985,944.44    5500/515
Powergen US Funding LLC                                -34,937,875.00    5500/621
Powergen US Funding LLC                                -49,955,208.33    5500/638
Powergen US Funding LLC                                -13,543,666.51    5500/652
Powergen US Funding LLC                                -64,972,826.39    5500/663
Powergen US Funding LLC                                   -995,973.61    5500/414
Powergen US Funding LLC                                 -1,991,736.67    5500/431
Powergen US Funding LLC                                 -4,987,777.78    5500/499
Powergen US Funding LLC                                -19,932,166.67    5500/500
Powergen US Funding LLC                                -24,941,229.17    5500/525
Powergen US Funding LLC                                -19,952,983.33    5500/530
Powergen US Funding LLC                                 -9,966,388.89    5500/541
Powergen US Funding LLC                                 -9,979,505.56    5500/562
Powergen US Funding LLC                                 -2,985,883.33    5500/566
Powergen US Funding LLC                                 -4,980,444.44    5500/567
Powergen US Funding LLC                                -29,944,975.00    5500/615
Powergen US Funding LLC                                -31,960,240.00    5500/628
Powergen US Funding LLC                                -10,557,374.72    5500/639
Powergen US Funding LLC                                -34,931,020.83    5500/651
Powergen US Funding LLC                                 -9,846,470.42    5500/665
Powergen US Holdings Ltd.                             -400,000,000.00    5500/629
Shanghai Master Builders Co.Ltd.                        -2,295,260.23     4005/20
United Silica (Siam) Ltd.                               -1,086,154.33    28/24342
VIAG Telecom Beteiligungs GmbH                        -184,210,526.32    0/702413
Viterra AG                                             -49,875,000.00    274/4112
Viterra AG                                             -60,926,627.83    274/4256
Viterra AG                                             -79,982,248.86    274/4265
Viterra AG                                             -19,366,789.80    274/4266
Viterra AG                                            -149,625,000.00    274/4355
Viterra AG                                            -124,687,500.00    274/4356
Viterra Energy Services Inc.                            -1,500,000.00    274/4289
Viterra Energy Services Inc.                            -2,000,000.00    274/4290


                 Exchange rates as per 30.06.2002
            -----------------------------------------
            AUD/(euro)                        1.77020
            BRL/(euro)                        2.81368
            CAD/(euro)                        1.50050
            CHF/(euro)                        1.47210
            CNY/(euro)                        8.23985
            CZK/(euro)                       29.26700
            GBP/(euro)                        0.64980
            HKD/(euro)                        7.78050
            JPY/(euro)                      118.20000
            KRW/(euro)                    1,188.32000
            MYR/(euro)                        3.78325
            PHP/(euro)                       50.15650
            PLN/(euro)                        4.05980
            SGD/(euro)                        1.75860
            THB/(euro)                       41.32700
            TWD/(euro)                       33.39050
            USD/(euro)                        0.99750
            VND/(euro)                   15,221.33500


                     EXHIBIT F-SCHEDULE 3(b)